EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2021)

NAME OF ENTITY	STATE OF ORIGIN	ASSUMED BUSINESS NAME(S) (if different than entity name)
797 Valley Street LLC	New Jersey
6200 Centennial Center Holdco, LLC	Nevada
7150 West Sahara Holdco, LLC	Nevada
7200 West Sahara Property Holdco II, LLC	Nevada
Ann Arbor-B, LLC	Michigan	BMW of Ann Arbor
Ann Arbor-CC, LLC	Michigan	Suburban Chevrolet Cadillac of Ann Arbor
Ann Arbor-CJD, LLC	Michigan	Suburban Chrysler Dodge Jeep Ram Fiat of Ann Arbor
Ann Arbor-M, LLC	Michigan	Mercedes-Benz of Ann Arbor
Austin-H, Inc.	Texas
Howdy Honda
Austin-KI, Inc.	Texas	Kia of North Austin
Avondale-N, Inc.	Arizona	Avondale Nissan
Back in Texas Auto Sales, LLC	Texas	Grapevine Honda
Baierl Auto Parts, LLC	Pennsylvania
Baierl Automotive Corporation	Pennsylvania	Baierl Acura
Baierl Chevrolet, Inc.	Pennsylvania	Baierl Chevrolet
Baierl Chevrolet Collision Center
Baierl Holding, LLC	Pennsylvania
Bellevue-S, LLC	Washington	Michael’s Subaru of Bellevue
Bellevue-T, LLC	Washington	Michael’s Toyota of Bellevue
Bend-CDJR, LLC	Oregon
Lithia Chrysler Dodge Jeep Ram of Bend
Bend-N, LLC	Oregon
Lithia Nissan of Bend
Cadillac of Portland Lloyd Center, LLC	Oregon	Cadillac of Portland
Caldwell-Air, LLC	Idaho	Boise Airstream Adventures
Camp Automotive, Inc.	Washington	Camp Chevrolet
Lithia Downtown Body and Paint
Carbone Auto Body, LLC	New York
Carbone Collision Center
Centennial-Hy, LLC	Nevada	Centennial Hyundai
Chamblee-H, LLC	Georgia	Curry Honda
Clackamas-Air, LLC	Oregon	Portland Airstream Adventures
Clackamas Ultimate Airstreams, LLC	Oregon	Ultimate Airstreams
Clear Lake-I, Inc.	Texas
Clear Lake Infiniti
Clinton-C, LLC	Michigan
Coral Springs-A, LLC	Florida	Audi Coral Springs
Costa Mesa-CJD, Inc.	California	Orange Coast Chrysler Dodge Jeep Ram Fiat
Cranberry Automotive, Inc.	Pennsylvania
Baierl Toyota
Dah Chong Hong CA Trading LLC	Delaware
Dah Chong Hong Trading Corporation	New Jersey

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2021)

NAME OF ENTITY	STATE OF ORIGIN	ASSUMED BUSINESS NAME(S) (if different than entity name)
Dallas-H, Inc.	Texas	John Eagle Honda of Dallas
Dallas-K, Inc.	Texas	Southwest Kia
Dallas-T, Inc.	Texas
John Eagle Sport City Toyota
Dallas Collision, Inc.	Texas	All American Collision Center of Dallas
Daron Motors LLC	New Jersey	DCH Academy Honda
DCH Bloomfield LLC	New Jersey	BMW of Bloomfield
DCH (Oxnard) Inc.	California	DCH Honda of Oxnard
DCH Auto Group (USA) Inc.	Delaware
DCH CA LLC	California
DCH Calabasas-A, LLC	California
Audi Calabasas
DCH California Investments LLC	California
DCH California Motors Inc.	California	DCH Toyota of Oxnard
DCH Del Norte, Inc.	California
DCH DMS NJ, LLC	New Jersey
DCH Essex Inc.	New Jersey
DCH Millburn Audi
DCH Financial NJ, LLC	New Jersey
DCH Freehold LLC	New Jersey	DCH Freehold Toyota
DCH Holdings LLC	Delaware
DCH Investments Inc. (New Jersey)	New Jersey
DCH Investments Inc. (New York)	New York	Dah Chong Hong (USA)
DCH Korean Imports LLC	California
DCH Kia of Temecula
DCH Mamaroneck LLC	Delaware
DCH Toyota City
DCH Mission Valley LLC	California	DCH Honda of Mission Valley
DCH Monmouth LLC	New Jersey
BMW of Freehold
DCH Montclair LLC	New Jersey	DCH Montclair Acura
DCH Motors LLC	New Jersey	DCH Kay Honda
DCH Nanuet LLC	New York
DCH Honda of Nanuet
DCH North America Inc.	Delaware
DCH NY Motors LLC	Delaware	DCH Wappingers Falls Toyota
DCH Wappingers Falls Auto Group
DCH Oxnard 1521 Imports Inc.	California	DCH Audi of Oxnard
Audi of Oxnard
DCH Riverside-S, Inc.	California	DCH Subaru of Riverside
DCH Support Services, LLC	New Jersey
DCH Temecula Imports LLC	California	DCH Honda of Temecula
DCH Honda Temecula
DCH Temecula Motors LLC	California	DCH Chrysler Jeep Dodge of Temecula
DCH Chrysler Jeep of Temecula
DCH Dodge Temecula

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2021)

NAME OF ENTITY	STATE OF ORIGIN	ASSUMED BUSINESS NAME(S) (if different than entity name)
DCH Thousand Oaks-F, Inc.	California	DCH Ford of Thousand Oaks
DCH TL Holdings LLC	Delaware
DCH TL NY Holdings LLC	Delaware
DCH Torrance Imports Inc.	California
DCH Toyota of Torrance
Torrance Toyota
Denver Exotics, LLC	Colorado	Ferrari of Denver
Bentley Denver
Lotus of Denver
Rimac Denver
Pininfarina Denver
Morgan Denver
SSC Denver
Karma Denver
Desert-CJD, LLC	Nevada	Desert 215 Superstore
DFC Funding, LLC	Delaware
Doral-A, LLC	Florida	Doral Acura
Doral-G, LLC	Florida	Doral Genesis
Doral-Hy, LLC	Florida	Doral Hyundai
Doral-K, LLC	Florida	Doral Kia
Doral-VW, LLC	Florida	Doral Volkswagen
Driveway Motors, LLC	Delaware
Driveway
Driveway & Logistics LLC	Delaware
Edmonds-T, LLC	Washington
Elk Grove-F, Inc.	California	Elk Grove Ford
Fairfield-Air, Inc.	California	Bay Area Airstream Adventures
Farmington Hills Imports, LLC	Michigan	Audi Farmington Hills
Porsche Farmington Hills
Suburban Imports of FH
Suburban Mazda
Suburban Mazda of Farmington Hills
Suburban Volkswagen
Suburban Volkswagen of Farmington Hills
Farmington Hills-CJD, LLC	Michigan	Suburban CDJR of Farmington Hills
Suburban CDJR of FH
Suburban Chrysler Dodge Jeep Ram of Farmington Hills
The Suburban Collection
Farmington Hills-H, LLC	Michigan	Suburban Honda
The Suburban Collection
Farmington Hills-N, LLC	Michigan	Suburban Nissan
Suburban Nissan of Farmington Hills
Suburban Nissan of FH
The Suburban Collection

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2021)

NAME OF ENTITY	STATE OF ORIGIN	ASSUMED BUSINESS NAME(S) (if different than entity name)
Farmington Hills-T, LLC	Michigan	Suburban Toyota
Suburban Toyota of Farmington Hills
Suburban Toyota of FH
The Suburban Collection
Ferndale Collision, LLC	Michigan	Suburban Collision of Ferndale
Ferndale-BG, LLC	Michigan	Suburban Buick GMC
Suburban Buick GMC of Ferndale
The Suburban Collection
Ferndale-F, LLC	Michigan	Suburban Ford of Ferndale
The Suburban Collection
FH Collision, LLC	Michigan	Suburban Collision Centers
Suburban Collision of Farmington Hills
The Suburban Collection
Florida City-H, LLC	Florida	Largo Honda
Frisco-K, Inc.	Texas
Lithia Florida Holding, Inc.	Florida
Florida SS, LLC	Florida
Fontana-H, Inc.	California	Rock Honda
Fort Worth-CJD, LLC	Texas
Freehold Nissan LLC	New Jersey	DCH Freehold Nissan
Freehold Nissan
Wesley Chapel-C, LLC (formerly known as Fort Pierce-CJD, LLC)	Florida
Chevrolet of Wesley Chapel
Fuse Auto Sales, LLC	Oregon
Garden City-CJD, LLC	Michigan	Suburban CDJR of Garden City
Suburban CDJR of GC
Suburban Chrysler Dodge Jeep Ram of Garden City
Suburban Chrysler Dodge Jeep Ram Collision of Garden City
The Suburban Collection
Suburban Collision Centers
Greencars, Inc.	Oregon
Henderson-Hy, LLC	Nevada	Henderson Hyundai Superstore &
Genesis of Henderson
Houston-A, Inc.	Texas
John Eagle Acura
Houston-H, Inc.	Texas	John Eagle Honda of Houston
Houston-I, Inc.	Texas
Southwest Infiniti
Hutchins Eugene Nissan, Inc.	Oregon	Lithia Nissan of Eugene
Hutchins Imported Motors, Inc.	Oregon	Lithia Toyota of Springfield
Jackson-T, LLC	Mississippi	Toyota of Jackson
Katy-H, Inc.	Texas
Honda Cars of Katy

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2021)

NAME OF ENTITY	STATE OF ORIGIN	ASSUMED BUSINESS NAME(S) (if different than entity name)
Knoxville-CJD, LLC	Tennessee	Jim Cogdill Chrysler Dodge Jeep Ram
LA Motors Holding, LLC	California
LAD Advertising, Inc.	Oregon	LAD Advertising
LAD Printing
The Print Shop at the Commons
The Print Shop
LAD Carson-N, LLC	California
Carson Nissan
LAD Mission Viejo-JLR, Inc.	California
Jaguar Land Rover Mission Viejo
LAD Mobu, Inc.	Delaware
LAD-AU, LLC	California
Audi Downtown LA
LAD-F, LLC	California	Ford of Downtown LA
LAD-MB, LLC	California	Mercedes-Benz of Downtown LA
Downtown LA Motors
LAD-N, LLC	California
Nissan of Downtown LA
LAD-P, LLC	California	Porsche of Downtown LA
LAD-T, LLC	California
Toyota of Downtown LA
LAD-V, LLC	California	Volkswagen of Downtown LA
Las Vegas-CJD, LLC	Nevada	Sahara CJDR
Las Vegas-G, LLC	Nevada	Genesis of Las Vegas
Las Vegas-Hy, LLC	Nevada	Hyundai of Las Vegas
Las Vegas-J, LLC	Nevada	Jeep Only
Latham Ford-F, LLC	New York	Ford of Latham
Lauderdale-A, LLC	Florida	Audi Fort Lauderdale
LBMP, LLC	Oregon
BMW Portland
League City-H, Inc.	Texas
Honda of Clear Lake
Lexington-CJD, LLC	Kentucky	TBD
LFKF, LLC	Oregon	Lithia Ford of Klamath Falls
LGPAC, Inc.	Oregon	Lithia’s Grants Pass Auto Center
Xpress Lube
Lithia AcDM, Inc.	Iowa
Acura of Johnston
Lithia Aircraft, Inc.	Oregon
Lithia Anchorage-C, LLC	Alaska
Chevrolet of Wasilla
Lithia Anchorage-H, LLC	Alaska	Lithia Kia of Anchorage
Lithia Armory Garage, LLC	Delaware	Armory Chrysler Dodge Jeep Ram Fiat of Albany
Lithia Auction & Recon, LLC	Delaware	Auction & Recon
Lithia Auto Services, Inc.	Oregon

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2021)

NAME OF ENTITY	STATE OF ORIGIN	ASSUMED BUSINESS NAME(S) (if different than entity name)
Lithia Body & Paint
Assured Dealer Services
Lithia BA Holding, Inc.	Delaware
Lithia Baierl-S, LLC	Pennsylvania
Baierl Subaru
Lithia BNM, Inc. (non operating)	Oregon
Lithia Bryan Texas, Inc.	Texas	Lithia Chrysler Jeep Dodge of Bryan College Station
Lithia CDH, Inc.	Montana	Lithia Chrysler Jeep Dodge of Helena
Lithia CIMR, Inc.	California	Lithia Chevrolet of Redding
Lithia CJDO, Inc.	Texas	All American Chrysler Jeep Dodge of Odessa
Lithia CJDSA, Inc.	Texas	All American Chrysler Dodge Jeep Fiat of San Angelo
All American Autoplex
Lithia CJDSF, Inc.	New Mexico	Lithia Chrysler Dodge Jeep Fiat of Santa Fe
Lithia CM, Inc.	Texas	All American Chevrolet of Midland
Lithia CO, Inc.	Texas	All American Chevrolet of Odessa
All American Collision
Lithia Community Development Company, Inc.	Oregon
Lithia Crater Lake-F, Inc.	Delaware
Crater Lake Ford Lincoln
Lithia Crater Lake-M, Inc.	Delaware
Crater Lake Mazda
Lithia CSA, Inc.	Texas	All American Chevrolet of San Angelo
Lithia DE, Inc.	Oregon	Lithia Chrysler Dodge Jeep Ram Fiat of Eugene
Lithia Des Moines-VW, LLC	Iowa	Lithia Volkswagen of Des Moines
Lithia DM, Inc.	Oregon	Lithia Chrysler, Jeep, Dodge
Lithia Dodge
Xpress Lube
Lithia DMID, Inc.	Texas	All American Dodge of Midland
All American Chrysler Jeep Dodge of Midland
Lithia Dodge of Tri-Cities, Inc.	Washington	Lithia Dodge of Tri-Cities
Lithia Chrysler Jeep Dodge of Tri-Cities
Lithia Eatontown-F, LLC	New Jersey
DCH Ford of Eatontown
Lithia Financial Corporation (previously Lithia Leasing, Inc. and Lithia Credit, Inc.)	Oregon	Lithia Leasing
Lithia FLCC, LLC	Texas	Access Ford Lincoln of Corpus Christy
Lithia FMF, Inc.	California	Lithia Ford of Fresno
Lithia Ford Lincoln of Fresno
Lithia Ford of Boise, Inc.	Idaho	Lithia Ford Lincoln of Boise
Lithia Ford of Boise
Auto Credit of Idaho

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2021)

NAME OF ENTITY	STATE OF ORIGIN	ASSUMED BUSINESS NAME(S) (if different than entity name)
Lithia Body & Paint of Boise
Lithia Fresno, Inc.	California	Lithia Subaru of Fresno
Fresno Mitsubishi
Lithia Hamilton-H, LLC	New Jersey
DCH Hamilton Honda
Lithia Hazleton-H, LLC	Pennsylvania
Lithia HDM, Inc.	Iowa
Honda of Ames
Lithia HGF, Inc.	Montana	Honda of Great Falls
Lithia HMID, Inc.	Texas
Hyundai of Odessa
Lithia HPI, Inc. (non operating)	Oregon
Lithia Idaho Falls-F, Inc.	Delaware	Lithia Ford of Idaho Falls
Lithia Body and Paint of Idaho Falls
Lithia Imports of Anchorage, Inc.	Alaska	Lithia Anchorage Auto Body
Lithia-Hyundai of Anchorage
Lithia JEF, Inc.	California	Lithia Hyundai of Fresno
Genesis of Fresno
Lithia Klamath, Inc.	Oregon	Lithia Chrysler Jeep Dodge of Klamath Falls
Lithia Toyota of Klamath Falls
Lithia Klamath Falls Auto Center
Lithia Body and Paint of Klamath Falls
Lithia Klamath-T, Inc.	Oregon	Lithia Toyota of Klamath Falls
Lithia LBGGF, Inc.	Montana
Lithia LHGF, Inc.	Montana
Lithia MBDM, Inc.	Iowa	Mercedes Benz of Des Moines
European Motorcars Des Moines
Lithia McMurray-C, LLC	Pennsylvania
Lithia Medford HON, Inc.	Oregon
Lithia Honda
Lithia Michigan Holding, Inc.	Michigan
Lithia Middletown-L, LLC	New York	DCH Prestige Lexus of Middletown
Lexus of Orange County
Lithia Monroeville-A, LLC	Pennsylvania
Lithia Monroeville-C, LLC	Pennsylvania
Lithia Monroeville-F, LLC	Pennsylvania
Ford of Monroeville
Lithia Moon-S, LLC	Pennsylvania	Subaru of Moon Township
Lithia Moon-V, LLC	Pennsylvania	Volkswagen of Moon Township
Lithia Morgantown-CJD, LLC	West Virginia	Chrysler Dodge Jeep Ram Fiat of Morgantown
Lithia Morgantown-F, LLC	West Virginia	Ford Lincoln of Morgantown
Lithia Morgantown-S, LLC	West Virginia	Subaru of Morgantown
Lithia Motors Support Services, Inc.	Oregon	Lithia’s LAD Travel Service
Lithia MTLM, Inc.	Oregon	Lithia Toyota
Lithia’s Pre-Owned Outlet
Lithia NA, Inc.	Alaska	BMW of Anchorage

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2021)

NAME OF ENTITY	STATE OF ORIGIN	ASSUMED BUSINESS NAME(S) (if different than entity name)
MINI of Anchorage
Lithia NC, Inc.	California
Nissan of Clovis
Lithia ND Acquisition Corp. #1	North Dakota	Lithia Ford Lincoln of Grand Forks
Lithia ND Acquisition Corp. #3	North Dakota	Lithia Chrysler Jeep Dodge of Grand Forks
Lithia NDM, Inc.	Iowa	Lithia Nissan of Ames
Lithia NF, Inc.	California
Lithia Nissan of Fresno
Lithia Northeast Real Estate, LLC	New Jersey
Lithia Northwest Real Estate, LLC	Oregon
Lithia NSA, Inc.	Texas	Honda of San Angelo
All American Autoplex
Los Angeles-M, Inc.	California	Keyes European
Lithia of Anchorage, Inc.	Alaska	Lithia Chrysler Dodge Jeep Ram Fiat of Anchorage
Lithia Value Autos
Lithia of Bend #1, LLC	Oregon
Bend Honda
Lithia of Bend #2, LLC	Oregon	Chevrolet Cadillac of Bend
Lithia Body & Paint of Bend
Lithia of Bennington - 1, LLC	Vermont	Bennington Ford
Lithia of Bennington - 2, LLC	Vermont	Bennington Hyundai
Lithia of Bennington - 3, LLC	Vermont	Bennington Honda
Lithia of Bennington - 4, LLC	Vermont	Bennington Toyota
Lithia of Billings II LLC	Montana	Lithia Toyota of Billings
Lithia of Billings, Inc.	Montana	Lithia Chrysler Jeep Dodge of Billings
Lithia of Casper, LLC	Wyoming	Greiner Ford Lincoln of Casper
Lithia of Clear Lake, LLC	Texas
Subaru of Clear Lake
Lithia of Corpus Christi, Inc.	Texas	Lithia Dodge of Corpus Christi
Lithia Chrysler Jeep Dodge of Corpus Christi
Lithia of Des Moines, Inc.	Iowa	BMW of Des Moines
European Motorcars Des Moines
Lithia Body and Paint of Des Moines
Lithia of Eureka, Inc.	California	Lithia Chrysler Dodge Jeep Ram Fiat of Eureka
Lithia of Fairbanks, Inc.	Alaska	Chevrolet Buick GMC of Fairbanks
Lithia of Great Falls, Inc.	Montana	Lithia Chrysler Jeep Dodge of Great Falls
Lithia of Helena, Inc.	Montana	Chevrolet of Helena
Chevrolet of Helena
Lithia of Honolulu-A, Inc.	Hawaii
Acura of Honolulu
Lithia of Honolulu-BGMCC, LLC	Hawaii	Honolulu Cadillac
Honolulu Buick GMC
Honolulu Buick GMC Cadillac

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2021)

NAME OF ENTITY	STATE OF ORIGIN	ASSUMED BUSINESS NAME(S) (if different than entity name)
Lithia of Honolulu-F, LLC	Delaware
Honolulu Ford
Lithia of Honolulu-V, LLC	Hawaii
Honolulu Volkswagen
Lithia of Killeen, LLC	Texas	All American Chevrolet of Killeen
Lithia of Lodi, Inc.	California	Lodi Toyota
Lithia of Maui-H, LLC	Hawaii
Island Honda
Lithia of Missoula II, LLC	Montana	Lithia Toyota of Missoula
Lithia of Missoula III, Inc.	Montana
Lithia Ford of Missoula
Lithia of Missoula, Inc.	Montana	Lithia Chrysler Jeep Dodge of Missoula
Lithia Auto Center of Missoula
Lithia of Pocatello, Inc.	Idaho	Lithia Hyundai of Pocatello
Lithia Chrysler Jeep Dodge of Pocatello
Lithia Dodge Trucks of Pocatello
Lithia of Portland I, LLC	Oregon	Lithia Chrysler Dodge Jeep Ram of Portland
Lithia of Portland, LLC	Oregon	Buick GMC of Beaverton
Lithia of Robstown, LLC	Delaware	Chrysler Dodge Jeep Ram of Calallen
Lithia of Roseburg, Inc.	Oregon	Lithia Chrysler Jeep Dodge of Roseburg
Lithia Roseburg Auto Center
Lithia of Seattle, Inc.	Washington
BMW Seattle
Lithia of South Central AK, Inc.	Alaska	Chevrolet of South Anchorage
Lithia of Spokane II, Inc.	Washington	Lithia Chrysler Dodge Jeep Ram of Spokane
Lithia of Spokane, Inc.	Washington
Lithia of Stockton, Inc.	California	Nissan of Stockton
Kia of Stockton
Lithia of Stockton-V, Inc.	California
Volkswagen of Stockton
Lithia of TF, Inc.	Idaho	Lithia Chrysler Jeep Dodge of Twin Falls
Lithia of Troy, LLC	New York
Carbone Subaru
Lithia of Utica - 2, LLC	New York
Don’s Ford
Lithia of Utica - 3, LLC	New York
Don’s Subaru
Lithia of Utica - 4, LLC	Delaware	Carbone Buick GMC Cadillac of Utica
Carbone Cadillac of Utica
Lithia of Walnut Creek, Inc.	California	Diablo Subaru of Walnut Creek
Lithia of Wasilla, LLC	Alaska	Lithia Chrysler Jeep Dodge Ram of Wasilla
Lithia of Yorkville - 1, LLC	New York	Carbone Chevrolet Buick Cadillac GMC
Carbone Chevrolet of Yorkville
Lithia of Yorkville - 2, LLC	New York	Carbone Chrysler Dodge Jeep Ram
Chrysler Dodge Jeep Ram of Utica
Lithia of Yorkville - 3, LLC	New York

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2021)

NAME OF ENTITY	STATE OF ORIGIN	ASSUMED BUSINESS NAME(S) (if different than entity name)
Carbone Honda
Lithia of Yorkville - 4, LLC	New York
Carbone Hyundai
Lithia of Yorkville - 5, LLC	New York
Carbone Nissan
Lithia Orchard Park-H, LLC	Delaware	Ray Laks Honda of Orchard Park
Ray Laks Honda
Lithia Paramus-M, LLC	New Jersey	Prestige Mercedes-Benz of Paramus
DCH Prestige Mercedes-Benz of Paramus
Mercedes-Benz of Paramus
Lithia Pittsburgh-S, LLC	Pennsylvania
Subaru of South Hills
Lithia Ramsey-B, LLC	New Jersey	Prestige BMW of Ramsey
DCH Prestige BMW of Ramsey
BMW of Ramsey
Lithia Ramsey-L, LLC	New Jersey	Prestige Lexus of Ramsey
DCH Prestige Lexus of Ramsey
Lithia Ramsey-M, LLC	New Jersey	Prestige MINI of Ramsey
DCH Prestige MINI of Ramsey
MINI of Ramsey
Prestige MINI of Dutchess County
DCH Prestige MINI of Dutchess County
MINI of Wappingers Falls
Lithia Ramsey-T, LLC	New Jersey	Prestige Toyota of Ramsey
DCH Prestige Toyota of Ramsey
Lithia Real Estate, Inc.	Oregon
Lithia Reno-CJ, LLC	Nevada	Lithia Chrysler Jeep of Reno
Lithia Reno-VW, LLC	Nevada	Lithia Volkswagen of Reno
Lithia Reno Sub-HYUN, Inc.	Nevada
Lithia Body & Paint
Lithia Rose-FT, Inc.	Oregon	Lithia Ford Lincoln of Roseburg
Assured Dealer Services of Roseburg
Lithia RV Holdings, Inc.	Oregon
Lithia Salmir, Inc.	Nevada
Lithia Hyundai of Reno
Lithia Sea P, Inc.	California
Porsche Monterey
Lithia Seaside, Inc.
	California	BMW of Monterey
Lithia SOC, Inc.	Oregon	Lithia Subaru of Oregon City
Lithia Spokane-B, LLC	Washington	BMW of Spokane
Lithia Spokane-S, LLC	Washington	Subaru of Spokane
Lithia SSP, LLC	Oregon
Lithia TA, Inc.	Texas	Lithia Toyota of Abilene
Lithia Tennessee Holding, Inc.	Tennessee

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2021)

NAME OF ENTITY	STATE OF ORIGIN	ASSUMED BUSINESS NAME(S) (if different than entity name)
Lithia TO, Inc.	Texas	Lithia Toyota of Odessa
Lithia TR, Inc.	California	Lithia Toyota of Redding
Lithia Uniontown-C, LLC	Pennsylvania
Lithia VA Real Estate, LLC	Virginia
Lithia VAuDM, Inc.	Iowa
Audi Des Moines
Lithia VF, Inc.	California
Lithia Virginia Holding, Inc.	Virginia
Lithia Wexford-H, LLC	Pennsylvania
Baierl Honda
LLL Sales Co LLC	California	DCH Gardena Honda
Gardena Honda
Gardena Honda, a DCH Company
All-Savers Auto Sales & Leasing
LMBB, LLC
	Oregon	Mercedes-Benz of Beaverton
LMBP, LLC	Delaware	Mercedes-Benz of Portland
Smart Center of Portland
LMOP, LLC	Oregon
MINI of Portland
LSTAR, LLC	Oregon
Madison-H, Inc.	Wisconsin	Wilde East Town Honda | Madison
Wesley Chapel-M, LLC (formerly known as Margate-CJD, LLC)	Florida
Mazda of Wesley Chapel
Medford Insurance, LLC	Oregon
Mesquite-K, Inc.	Texas	TBD
Mesquite-M, Inc.	Texas
Miami Gardens-BG, LLC	Florida	Lehman Buick GMC
Miami Gardens-G, LLC	Florida	Lehman Genesis
Miami Gardens-Hy, LLC	Florida	Lehman Hyundai
Miami Gardens-M, LLC	Florida	William Lehman Mitsubishi
Miami Gardens-S, LLC	Florida	Subaru of North Miami
Milton-Air, LLC	Washington	Seattle Airstream Adventures
Mission Hills-H, Inc.
California
Keyes Hyundai of Mission Hills
Mobile-S, LLC	Alabama	TBD
Morgan Hill-Air, Inc.	California	South Bay Airstream Adventures
Northland Ford Inc.	Pennsylvania
Baierl Ford
Novi-I, LLC	Michigan	Suburban Infiniti
Suburban Infiniti of Novi
The Suburban Collection
Orlando-JLR, LLC

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2021)

NAME OF ENTITY	STATE OF ORIGIN	ASSUMED BUSINESS NAME(S) (if different than entity name)
Florida
Oxnard Business Services Inc.	California
Wesley Chapel-Hy, LLC (formerly known as Palm Beach-CJD, LLC)	Florida	Hyundai of Wesley Chapel
PA Real Estate, LLC	Pennsylvania
PA Support Services, LLC	Pennsylvania
Paramus Collision, LLC	New Jersey	Prestige Auto Body
Prestige Collision Center
Paramus World Motors LLC	New Jersey	DCH Paramus Honda
Paramus Honda
Crown Leasing
Personalized Marketing, LLC	Oregon
Philadelphia-F, LLC	Pennsylvania
Phoenix-T, Inc.
Arizona
Bell Road Toyota
Driveway Bell Road Toyota
Bell Road Certified Collision Center
Plymouth-C, LLC	Michigan
Suburban Cadillac
Suburban Cadillac Collision of Plymouth
Suburban Cadillac of Plymouth
Suburban Collision Centers
The Suburban Collection
Ramsey HoldingCo, Inc.	Iowa
Redwood-Hy, LLC	Nevada	ABC Hyundai
RFA Holdings, LLC	Oregon
Rock Business Services, Inc.	California
Rockwall-H, Inc.	Texas
Honda Cars of Rockwall
Rockwall-K, Inc.	Texas	TBD
Roseville-C, Inc.	California	John L. Sullivan Chevrolet
Roseville-K, Inc.	California	John L. Sullivan’s Roseville Kia
Roseville-T, Inc.	California	Roseville Toyota
Round Rock-K, Inc.	Texas
Sacramento-L, Inc.	California	Lexus of Roseville
Lexus of Sacramento
Salem-B, LLC	Oregon
BMW of Salem
Salem-H, LLC	Oregon
Honda of Salem
Salem-V, LLC	Oregon
Volkswagen of Salem
Sanford-CJD, LLC	Florida	Chrysler Dodge Jeep Ram of Seminole County
San Francisco-B, Inc.	California

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2021)

NAME OF ENTITY	STATE OF ORIGIN	ASSUMED BUSINESS NAME(S) (if different than entity name)
BMW of San Francisco
SCFC Business Services LLC	Delaware
Sharlene Realty LLC	New Jersey	DCH Brunswick Toyota
Brunswick Toyota
DCH Collision Center
Sherman Oaks-A, Inc.
California
Keyes Audi
Sherman Oaks-Ac, Inc.	California	Acura of Sherman Oaks
Sherman Oaks-B, Inc.	California	BMW of Sherman Oaks
Shift Portland, LLC	Oregon
Smyrna-F, LLC	Georgia	TBD
Driveway Finance Corporation (formerly known as Southern Cascades Finance Corporation	Oregon
Southeast SS, LLC	Tennessee	Southeast Support Services
Southwest Realty Holdings Holdco, LLC	Nevada
Spokane Valley-Air, LLC	Washington	Spokane Airstream Adventures
Sterling Heights-F, LLC	Michigan
Quick Lane Tire and Auto Center of Sterling Heights
Suburban Collision Centers
Suburban Ford of Sterling Heights
Suburban Used Car Outlet
The Suburban Collection
Sterling-BM, LLC	Virginia	BMW of Sterling
MINI of Sterling
Sterling-RLM, LLC	Virginia
Lamborghini Washington
McLaren Washington
Rolls-Royce Motor Cars Washington
Bugatti Washington
Suburban Auto Agency, LLC	Michigan
New Port Richey-H, LLC (formerly known as Tamarac-CJD, LLC)	Florida
Hyundai of New Port Richey
New Port Richey-V, LLC	Florida	Volkswagen of New Port Richey
Tampa-F, LLC	Florida	Elder Ford of Tampa
Tampa-H, LLC	Florida	Tampa Honda
Thousand Oaks-S, Inc.	California	DCH Subaru of Thousand Oaks
TN Real Estate, LLC
Tennessee
Troy Collision, LLC	Michigan	Suburban Collision Centers
Suburban Collision of Troy
The Suburban Collection
Troy Exotics, LLC	Michigan	Aston Martin Detroit
Aston Martin Troy

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2021)

NAME OF ENTITY	STATE OF ORIGIN	ASSUMED BUSINESS NAME(S) (if different than entity name)
Bentley Troy
Bugatti Troy
Lamborghini Troy
Maserati of Troy
Maserati Troy
McLaren Troy
Rolls-Royce Motor Cars of Michigan
Suburban Exotics
The Suburban Collection
Troy-A, LLC	Michigan
Troy-F, LLC	Michigan	Elder Ford
Troy-BG, LLC	Michigan	Suburban Buick GMC
Suburban Buick GMC of Troy
The Suburban Collection
Troy-C, LLC	Michigan	Suburban Cadillac
Suburban Cadillac of Troy
The Suburban Collection
Troy-CJD, LLC	Michigan	Suburban CDJR of Troy
Suburban Chrysler Dodge Jeep Ram of Troy
The Suburban Collection
Troy-H, LLC	Michigan	Hyundai of Troy
Suburban Hyundai of Troy
Suburban Hyundai
The Suburban Collection
Troy-I, LLC	Michigan	Suburban Infiniti
Suburban Infiniti of Troy
The Suburban Collection
Troy-JLR, LLC	Michigan
Jaguar Land Rover Troy
Jaguar Troy
Land Rover Troy
The Suburban Collection
Troy-N, LLC	Michigan	Suburban Nissan
Suburban Nissan of Troy
The Suburban Collection
Troy-S, LLC	Michigan	Suburban Subaru
Suburban Subaru of Troy
The Suburban Collection
Troy-T, LLC	Michigan	Suburban Toyota
Suburban Toyota of Troy
The Suburban Collection
Troy-V, LLC	Michigan	Suburban Volvo Cars
The Suburban Collection
Troy-VW, LLC	Michigan
Suburban Nissan

EXHIBIT 21
SUBSIDIARIES OF LITHIA MOTORS, INC.
(as of December 31, 2021)

NAME OF ENTITY	STATE OF ORIGIN	ASSUMED BUSINESS NAME(S) (if different than entity name)
Suburban Volkswagen
Suburban Volkswagen of Troy
The Suburban Collection
Troy-M, LLC	Michigan	Suburban Mazda of Troy
Tustin Motors Inc.	California	DCH Tustin Acura
Tustin Acura
Union-H, LLC	New Jersey
Union-K, LLC	New Jersey
Urbandale-S, LLC	Iowa	Ramsey Subaru of Des Moines
Ramsey Mazda
Valencia-A, Inc.	California	Audi Valencia
Van Nuys-C, Inc.	California	Keyes Chevrolet
Van Nuys-H, Inc.	California	Keyes Hyundai of Van Nuys
Van Nuys-L, Inc.	California	Keyes Lexus
Keyes Lexus of Valencia
Van Nuys-T, Inc.	California	Keyes Toyota
Washington-F, LLC	Michigan	Elder Ford of Romeo
Waterford-F, LLC	Michigan
Suburban Collision Centers
Suburban Ford of Waterford
Suburban Ford Collision Centers of Waterford
The Suburban Collection
Waukesha-CJD, Inc.	Wisconsin	Wilde Chrysler Jeep Dodge Ram
Waukesha-H, Inc.	Wisconsin	Wilde Honda | Metro Milwaukee
Waukesha-S, Inc.	Wisconsin	Wilde Subaru
Wesley Chapel-H, LLC	Florida
Wesley Chapel-T, LLC	Florida
West Allis-T, Inc.	Wisconsin	Wilde Toyota
Yuba City-CJD, Inc.	California	John L. Sullivan Chrysler Dodge Jeep RAM
Zelienople Real Estate, L.L.C.	Pennsylvania
Zelienople Real Estate I, L.P.	Pennsylvania